Hartford Life Insurance Company Separate Account Two:

Director Ultra	333-101923

Product Information Notice dated June 16, 2008

Product Information Notice dated June 16, 2008

Reorganization

Hartford Mortgage Securities HLS Fund into the Hartford U.S. Government Securities HLS Fund

On or about September 3, 2008, shareholders will vote on the proposed reorganization of Hartford Mortgage Securities HLS Fund into the Hartford U.S. Government Securities HLS Fund. If the proposed reorganization is approved, all assets of the Hartford Mortgage Securities HLS Fund will be transferred into the Hartford U.S. Government Securities HLS Fund. Shareholders of the Hartford Mortgage Securities HLS Fund will receive shares of Hartford U.S. Government Securities HLS Fund. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about September 26, 2008.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Hartford Mortgage Securities HLS Fund Sub-Account, including program trades, on or after the close of business on September 25, 2008. As a result of the reorganization, if any of your Contract Value is currently invested in the Hartford Mortgage Securities HLS Fund Sub-Accounts, that Contract Value will be merged into the Hartford U.S. Government Securities HLS Fund Sub-Account. If any portion of your future premium payments is allocated to the Hartford Mortgage Securities HLS Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about September 26, 2008, any transaction that includes an allocation to the Hartford Mortgage Securities HLS Fund Sub-Account will automatically be allocated to the Hartford U.S. Government Securities HLS Fund Sub-Account. Effective as of the close of business on or about September 26, 2008, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Hartford Mortgage Securities HLS Fund Sub-Account, your enrollment will automatically be updated to reflect the Hartford U.S. Government Securities HLS Fund Sub-Account.

In the event that the proposed reorganization is approved, effective as of the close of business on or about September 26, 2008, all references and information contained in the prospectus for your Contract related to the Hartford Mortgage Securities HLS Fund are deleted.

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